Exhibit 99.1

DeFi Devel O pment C O rp O rati O n

Forward-Looking Statements

This presentation contains statements that may be considered forward-looking statements, such as management's expectations regarding business plans, financial objectives and projections, earnings growth, financing plans, and prospects. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, anticipated events and trends, the economy and other future conditions. Actual results may differ materially from those indicated in the forward-looking statements because the realization of those results is subject to many uncertainties, including economic conditions, fluctuations in the market price of SOL, the impact on our business of the regulatory environment and other factors, some of which are described more fully in the Company's most recent Annual Report on Form 10-K and the Current Report on Form 8-K filed with the SEC on April [5], 2025. Forward-looking statements contained in this presentation are made as of the date of this presentation, and we undertake no duty to update such information except as required under applicable law.

DeFi Development Corporation 2

DeFi Development Corporation is the next evolution of the MSTR model

Chapter 1: MSTR and The Rise of Crypto Treasury Vehicles

Chapter 2: DFDV is The Upgraded Model

Chapter 3: The Team and How We Make Money

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Chapter 1: MSTR and The Rise O f Crypt O Treasury Vehicles

Public - market treasury strategies are reshaping h O w crypt O gets accumulated 5

MSTR showed the unique value proposition of a cryptocurrency treasury company


COIN:BTCUSD (Bitcoin (USD))
MicroStrategy v Bitcoin
400,000.00
300,000.00
200,000.00
Mar 24
May 24
Jul 24
Sep 24
Nov 24
(c) www.advfn.com

Since MSTR started buying BTC in July 2020….

- BTC is up ~955%
- MSTR stock is up over **2,600%** over the same period…
- 2.74x outperformance vs. Bitcoin itself.

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But MSTR is just versi O n O ne – inefficiencies remain 䘡 MSTR’s core business is a drag on its valuation 7 Source: MSTR’s 10 - K (Operating Loss is GAAP Operating Loss adjusted for Digital Asset Impairment Losses), Fidelity ● MSTR’з revenueз deсlined 7% in 2024 ● Operating Lозз оf $63m in 2024 䘡 T he core does not help them buy more Bitcoin ● Nо зynergieз between MSTR’з analytiсз buзineзз and their treaзury зtrategy 䘡 Bitcoin’s volatility is in secular decline ● Over the laзt twо yearз, Bitсоin haз been leзз vоlatile than half оf the Mag7

Chapter 2: DFDV is The Upgraded M O del

DFDV is a crypt O treasury c O mpany starting with S O lana Real - Time Transparency on SOL Accumulation Accretive Capital Raises Strategic Marketing Playbook High Volatility Higher Trading Volume

S O lana is 2x m O re v O latile than Bitc O in… 30D realized volatility as of 03/15/25, annualized

…and at 4% the market cap of BTC, it has more upside and price reflexivity

$59B
Solana market cap

$235B
Stablecoin market cap

$1.6T
Bitcoin market cap

$125B
DeFi Total Value Locked (“TVL”)

$1.2T
Total DeFi Volume
last quarter

$10B
Total Solana staking rewards
per year

$3B
Total Solana validator returns
per year

There is plenty of liquidity to deploy significant capital

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Our validator business boosts SOL accumulation

SOL

Technology & Crypto Expertise

- We plan to acquire high performance validators to stake our SOL
- Stake delegated to our validators from third parties earns more SOL
- Risk-managed DeFi strategies expected to earn more SOL

SOL

Financial Strategies

- We expect to engage in convertible bond offerings to fund SOL purchases
- Expected minimal tax bill enables us to grow SOL stockpile faster

Cash Flow

Valuation Support

- Stablecoin strategy offers uncorrelated yield through the cycle
- No risk of "margin call"

More **SOL**
Less **Risk**

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ETFs are passive, fee - based wrappers that d O n’t c O mp O und SOL/share Capital Deployment SOL Holdings Volatility Capture Fees Operational Control Future SOL ETFs DFDV Only traсk SOL priсe with nо сapital соmpоunding effeсt Subjeсt tо оutﬂоwз Nо enhanсed vоlatility All ETFз сharge feeз, erоding returnз Nо aсtive management advantage Cоnvertibleз and ATMз enhanсe returnз Permanent SOL Aссumulatiоn Expeсted higher vоl than SOL, enabling оptiоnз, leverage, etс. Nо management feeз Optimize сapital зtruсture tо aсquire SOL at оppоrtune timeз Based on the Company’s o n vie of the relative positioning of the various categories sho n. DFDV is not an exchange traded product (“ETP”) or an exchange - traded fund (“ETF”) registered under the Investment Company Act of 1940, as amended, is not subject to the same rules and regulations as an ETP or an ETF and does not operate as an ETP or ETF. See Appendix for additional information

Chapter 3: The Team and H O w We Make M O ney

Our team has deep crypt O expertise 15 ● Solana Validator Operator with $125M оf зtake, $3M ARR ● Kraken Engineering Direсtоr ● Fоrmer $2B AUM bond trader ● Fоunded Algo Crypto Fund Parker White, CFA COO & CIO ● Founder & CEO at CC - Chain Capital, an HFT Cryptо Market Maker ● Fоrmer Chief Strategy Oﬃcer at Kraken ● CEO at ﬁrзt bitсоin exсhange in Canada, CaVirtEx Joseph Onorati Chairman & CEO ● Fоrmer Strategy Direсtоr at Kraken ● Fоrmer Lead Analyst at $1B AUM hedge fund соvering TMT equitieз ● Cоrp Dev and Strategy at Snap ● Credit Riзk and Inveзtment Banking at Morgan Stanley Dan Kang (DK) Head of IR ● PhD Statistician; reзearсher оn сryptо market fundamentalз ● Former AI/ML Engineer at Kraken; 10+ yearз experienсe in TradFi, (Fin)Teсh & Cryptо ● Co - founder of Blockchain Research Center @ HU Berlin ● Blосkсhain Engineer оn early зtage Sоlana prоjeсtз Danial Saef, PhD Deﬁ Degen Engineer

Backed by a board that blends crypto-native operators with public company veterans



Marco Santori
Board

- **Chief Legal Officer** - Kraken
- **Chief Legal Officer** - Blockchain.com
- **Board** - WalletConnect Foundation
- **Partner** - Cooley



Blake Janover
Board

- **Founder & CEO** - Janover
- **Board** - Soulpower Acquisition Corp
- **Founder & CEO** - B. Elliot Companies



William Caragol
Board

- **Managing Director** - Quidem LLC
- **CFO, COO** - Iron Horse
- **CEO** - PositiveID Corporation
- **Board** - Worksport



Zach Tai
Board

- **VP Strategy & Operations** - Everclear
- **Director of Strategy -** Kraken
- **Vice President** - Cerberus Capital
- **Co-Founder** - Nimbl

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S O lana H O dl Using LSTs сan inсreaзe APY up tо 20% Solana generates сurrently up tо 10% APY denоminated in SOL Borrow against SOL to lever returns further 17

Validat O r Service Sоlana validatоrз $3M/yr net proﬁt per 500K SOL зtaked Optimized validatоrз 10 - 20% higher returnз* Our validatоrз 20 - 40% higher, after - fee returnз than Cоinbaзe and Binanсe* Upcoming Solana ETF launches create opportunities for validator business growth 18 *Estimates, subject to change

DeFi Devel O pment C O rp O rati O n (DFDV): The bridge between TradFi and crypt O

Additional Information

[DeFi Development Corporation / Janover Inc.] is not an exchange traded product ("ETP") or an exchange-traded fund ("ETF") registered under the Investment Company Act of 1940, as amended, is not subject to the same rules and regulations as an ETP or an ETF, and does not operate as an ETP or ETF. In particular, unlike spot Solana ETPs, we (i) do not seek for shares of our common stock to track the value of the underlying Solana we hold before payment of expenses and liabilities, (ii) do not benefit from various exemptions and relief under the Securities Exchange Act of 1934, as amended, including Regulation M, and other securities laws, which enable spot Solana ETPs to continuously align the value of their shares to the price of the underlying Solana they hold through share creation and redemption, (iii) are a Delaware corporation rather than a statutory trust, and do not operate pursuant to a trust agreement that would require us to pursue one or more stated investment objectives, (iv) are subject to federal income tax at the entity level and the other risk factors applicable to an operating business, such as ours, and (v) are not required to provide daily transparency as to our Solana holdings or our daily NAV.

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